UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 31, 2023

Date of Report (date of earliest event reported)

Babylon Holdings Limited

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)

1 Knightsbridge Green, London, United Kingdom		SW1X 7QA
(Address of principal executive offices)		(Zip Code)
(+44 (0)) 20 7100 0762
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLNF	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

London, UK – August 31, 2023 – Babylon Holdings Limited (OTC Pink: BBLNF) (“Babylon”, and together with its subsidiaries, the “Group”) today announced that after exploring strategic alternatives, substantially all of the Group’s remaining assets in the form of its UK business, have been acquired by eMed.com (the “Sale”), a US healthcare services company.

The new go-forward organization will be focused on continuing the day to day operations of the UK business. We will continue to provide quality care and services to our NHS GP at Hand, Direct-to-Consumer and Private patients and members. The Sale will provide financial stability and allow us to positively impact the lives of many more people within the UK and carry on exploring innovative approaches to proactive healthcare.

As a result of the Sale and the previously announced exit of the core US business, the remaining entities controlled by the Group are expected to be wound down in accordance with applicable geographical jurisdiction processes.

This Sale will not provide for any payment to Babylon’s Class A ordinary shareholders and other equity instrument holders.

About Babylon

At Babylon, our mission is to make quality healthcare widely accessible and affordable. To this end we are building an integrated digital first primary care service that can manage population health at scale. Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. Babylon is also working with governments, health providers, employers and insurers to provide them with a new digital-first platform that delivers high-quality healthcare with lower costs and better outcomes. For more information, please visit www.babylonhealth.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning that we will continue to provide quality care and service to our patients and members, that the Sale will provide financial stability and that we will positively impact the lives of many more people within the UK.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to continue as a going concern; risks associated with our debt financing agreements with AlbaCore, including the impact of the restrictive covenants on our operations; risks associated with the implementation of the framework implementation agreement dated May 10, 2023 entered into by the Group and AlbaCore on the terms and timetable currently contemplated, if at all; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, or Third Party Sales, such as the potential sale of the UK business and the IPA Business and/or putting Babylon Holdings Limited or other entities in the Group into administration under UK law, obtaining relief under the U.S. Bankruptcy Code or otherwise pursuing a wind down of their respective liabilities and liquidation and dissolution and the timing of any such proceeding; risks and uncertainties associated with such administration, bankruptcy, liquidation or dissolution proceedings; risks and uncertainties associated with the Group’s exit from its core US business; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives for the Group’s businesses and the exit from the core US business; the impact on our share price as a result of the announcement that the Previously Disclosed Transaction will not proceed; the impact on our share price of the recent delisting of our Class A ordinary shares from the New York Stock Exchange and transition to trading on the over-the-counter (OTC Pink) market; turnover in our senior management team and other key talent; our future financial and operating results for Babylon as a whole and in our lines of business; our ability to successfully execute our planned or any new cost reduction actions and realize the expected cost savings; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to avoid contract terminations and to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2023 and Form 10-Q filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

Contact:

Babylon Press

press@babylonhealth.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2023

Babylon Holdings Limited

By:	/s/ Ali Parsa
Name:	Ali Parsa
Title:	Director